================================================================================
                               John Hancock Funds
--------------------------------------------------------------------------------



                                   California

                                    Tax-Free

                                   Income Fund


                                  ANNUAL REPORT



                                 August 31, 1996

================================================================================

                    TRUSTEES
             EDWARD J. BOUDREAU, JR.
                JAMES F. CARLIN*
             WILLIAM H. CUNNINGHAM*
                CHARLES F. FRETZ*
              HAROLD R. HISER, JR.*
                 ANNE C. HODSDON
               CHARLES L. LADNER*
              LEO E. LINBECK, JR.*
              PATRICIA P. MCCARTER*
              STEVEN R. PRUCHANSKY*
               RICHARD S. SCIPIONE
     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                 JOHN P. TOOLAN*
         *Members of the Audit Committee

                    OFFICERS
             EDWARD J. BOUDREAU, JR.
      Chairman and Chief Executive Officer
               ROBERT G. FREEDMAN
                Vice Chairman and
            Chief Investment Officer
                 ANNE C. HODSDON
                    President
                 JAMES B. LITTLE
            Senior Vice President and
             Chief Financial Officer
                 SUSAN S. NEWTON
          Vice President and Secretary
               JAMES J. STOKOWSKI
          Vice President and Treasurer
                THOMAS H. CONNORS
  Second Vice President and Compliance Officer

                    CUSTODIAN
         INVESTORS BANK & TRUST COMPANY
                 89 SOUTH STREET
           BOSTON, MASSACHUSETTS 02111

                 TRANSFER AGENT
   JOHN HANCOCK INVESTOR SERVICES CORPORATION
                  P.O. BOX 9116
        BOSTON, MASSACHUSETTS 02205-9116

               INVESTMENT ADVISER
           JOHN HANCOCK ADVISERS, INC.
              101 HUNTINGTON AVENUE
        BOSTON, MASSACHUSETTS 02199-7603

              PRINCIPAL DISTRIBUTOR
            JOHN HANCOCK FUNDS, INC.
              101 HUNTINGTON AVENUE
        BOSTON, MASSACHUSETTS 02199-7603

                  LEGAL COUNSEL
                  HALE AND DORR
                 60 STATE STREET
           BOSTON, MASSACHUSETTS 02109

              INDEPENDENT AUDITORS
                ERNST & YOUNG LLP
              200 CLARENDON STREET
        BOSTON, MASSACHUSETTS 02116-5072


                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

     So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

     We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

     We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                 BY DIANNE SALES-SINGER, CFA, PORTFOLIO MANAGER

                                  John Hancock
                               California Tax-Free
                                   Income Fund

             Bonds reverse course in 1996 as inflation fears build;
                        munis outperform U.S. Treasuries

Recently, the Fund's fiscal year end changed from December to August. What follows is a discussion of the Fund's performance for the 12 months ended August 31, 1996.

Municipal bonds performed well over the last 12 months considering the see-saw environment for bonds during that time. At the beginning of the Fund's fiscal year in September 1995, the bond market was in the midst of a strong rally due to slow economic growth, muted inflation and falling interest rates. While municipals performed well in that time, they lagged their taxable brethren as various flat-tax proposals created headlines. But starting in early 1996, bond prices pulled back and yields rose as signs emerged of an economy growing faster than had been expected. That sparked fears of inflation, a bondholder's nemesis because of its corrosive effect on a bond's income stream. While inflation hasn't surfaced to date, the numbers through August portrayed an economy growing at a healthy clip. That kept the bond market concerned about the specter of inflation through the Fund's year end.

     Even with the upward pressure on rates this year, municipal bonds felt the impact to a lesser

"Municipal bonds performed
well over the last 12 months..."

[A 2 1/4" x 3 1/2" photo of Fund management team. Caption reads: "Dianne Sales-Singer (seated) and Fund management team members (l-r) Michael Roye, Holly Morris, and Frank Lucibella".]

================================================================================
              John Hancock Funds - California Tax-Free Income Fund

The Fund turned in a strong
performance relative to its peers.

degree than taxable bonds and outperformed Treasuries in the second half of the Fund's fiscal year. That's because municipals began the year with prices that were relatively cheap compared to Treasuries due to earlier flat-tax fears. Those fears began to dissipate in early 1996 and investors began to realize municipals' value. In addition, municipal bonds were boosted by a growing imbalance between supply and demand. There was a limited supply of new municipal bonds in the last six months, while demand remained constant, if not growing. The California municipal bond market in particular was given a boost during the period by a strengthening state economy. Amid that backdrop, John Hancock California Tax-Free Income Fund turned in a strong performance relative to its peers. For the year ended August 31, 1996, the Fund's Class A and Class B shares posted total returns of 7.56% and 6.87%, respectively, at net asset value. That compared favorably to the 5.67% return for the average California municipal bond fund, according to Lipper Analytical Services.(1) Please see pages seven and eight for longer-term performance information.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers". The first listing is CA state-related debt followed by an up arrow and the phrase "Credit upgrade". The second listing is Lower-rated bonds followed by an up arrow and the phrase "Narrowing credit spreads boost prices". The third listing is Discount bonds followed by a down arrow and the phrase "Higher interest-rate sensitivity hurt prices". A footnote below states "See Schedule of Investments.' Investment holdings are subject to change".]

Performance and strategy review

One reason that the Fund outperformed its competitors was our ability to manage the Fund's duration during the period. Duration measures how much a bond's price fluctuates with changes in interest rates. The longer the duration, the more a bond's price will rise when interest rates fall, and fall when rates rise. We had the Fund's duration fairly long at the beginning of the period as rates were falling last year. But as the economy picked up steam in 1996, we became more defensive and significantly shortened the Fund's duration in the second quarter as interest rates rose. Overall, we've positioned the Fund conservatively this year, keeping its duration in the neutral to shorter-than-average range. This has served us well.

     Another contributor to performance was the Fund's competitive yield. As shareholders know, a bond fund's total return is made up of two components: income and changes in share price, which reflect changes in individual bonds within the Fund. As we had anticipated, coupon income has become a more significant contributor to total return this year than bond prices. So our higher-than-average level of income helped stabilize total return when bond prices were falling.

Positive developments in California

We continue to see signs of California's rebounding economy reflected in job growth, heightened real estate development and growing sales tax revenue. As we had expected, the State received a credit upgrade shortly before the Fund's fiscal year ended. That was a big plus for the Fund because all of our state-related holdings, including California Public Works bonds and California Statewide Facilities Program bonds, received upgrades. In this environment,

================================================================================
              John Hancock Funds - California Tax-Free Income Fund

--------------------------------------------------------------------------------
[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended August 31, 1996." The chart is scaled in increments of 5%, with 10% at the top and 0% at the bottom. The first represents the 7.56% total return for John Hancock California Tax-Free Income
Fund: Class A. The second represents the 6.87% total return for John Hancock California Tax-Free Income Fund: Class B. The third represents the 5.67% total return for the average California municipal bond fund. A Footnote below states "Total returns for John Hancock California Tax-Free Income Fund are at net asset value with all distributions reinvested. The average California municipal bond fund is tracked by Lipper Analytical Services (1). See following two pages for historical performance information."]
--------------------------------------------------------------------------------

we have looked for value among some of the non-rated, higher-yielding bond sectors that stand to reap the rewards of an improving economy. For example, we recently purchased bonds to finance improvement and expansion of the renowned Del Mar race track. With recent economic expansion in the San Diego economy, track revenues are on the rise, benefiting the bondholders. However, additional backing is available from revenues of the annual Del Mar fair held at the race track, providing an additional layer of security and making the bonds an attractive value. Another trend we have focused on is the recovery in residential housing. In the past year, prices have stabilized and home sales have increased as job growth has moved higher. One example is our Irvine, California Improvement bonds for Northwood Point, a project being developed by the Irvine Company. These bonds fit our criteria of strong demographics, solid economic underpinnings and proven developers, factors which provide a solid credit story with good upside as development expands.

     California municipals also benefited from Orange County's emergence from bankruptcy. The relatively quick resolution of the bankruptcy and the fact that long term, the bondholders never experienced a missed debt payment underscored the ultimate security of municipal bonds that serve an essential purpose and have economic value.

"...for now, we will
stay on the defensive..."

Outlook

In the short term, we believe the bond market will continue to be volatile as long as stronger economic data fuels inflation fears and the market looks for the Federal Reserve to counter the threat of inflation by raising interest rates. Such a Fed move would help slow the economy and should lead to lower rates. But for now, we will stay on the defensive, keeping the Fund's duration fairly neutral. As for municipal bonds, we remain optimistic about their prospects because the overall supply continues to diminish while demand remains strong. Demand in specialty states with dual tax exemption, such as California, has grown at an even higher rate, making California municipals even scarcer. As long as these strong fundamentals remain in place, municipals will continue to be attractive.

--------------------------------------------------------------------------------
(1)Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

   This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns for the John Hancock California Tax-Free Income Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum contingent deferred sales charge for Class A shares. The effect of the maximum applicable sales charge of 4.5% for Class B shares (maximum 5% and declinging to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

A portion of the Fund's income may be taxable. Some investors may be subject to the Alternative Minimum Tax. Capital gains are taxable.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------
For the period ended June 30, 1996
                                           ONE        FIVE       LIFE OF
                                           YEAR       YEARS       FUND
                                           ----       -----       ----
John Hancock California Tax-Free
  Income Fund: Class A                     3.32%     38.95%      54.71%(1)
John Hancock California Tax-Free
  Income Fund: Class B                     2.33%     29.48%(2)      N/A

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
For the period ended June 30, 1996
                                           ONE        FIVE       LIFE OF
                                           YEAR       YEARS       FUND
                                           ----       -----       ----
John Hancock California Tax-Free
  Income Fund: Class A(3)                  3.32%      6.80%      6.94%(1)
John Hancock California Tax-Free
  Income Fund: Class B(3)                  2.33%      5.91%(2)     N/A

--------------------------------------------------------------------------------
                                     YIELDS
--------------------------------------------------------------------------------
As of August 31, 1996
                                                               SEC 30-DAY
                                                                  YIELD
                                                                  -----
John Hancock California Tax-Free
  Income Fund: Class A                                            5.15%
John Hancock California Tax-Free
  Income Fund: Class B                                            4.63%


                              Notes to Performance

(1) Class A shares started on December 29, 1989.
(2) Class B shares started on December 31, 1991.
(3) The Advisor voluntarily waived a portion of the management fee and reduced a portion of the custodian fees during the period. Without the waiver of expenses, the average annualized total return for the one-year and five-year periods and since inception for Class A shares would have bee 3.22%, 6.60% and 6.63%, respectively. The average annualized total returns for the one-year period and since inception for Class B shares would have been 2.23% and 5.73%, respectively.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock California Tax-Free Income Fund would be worth on August 31, 1996, assuming you invested on the day shares started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance.


[Line chart with the heading California Tax-Free Income Fund: Class A, representing growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $16,444 as of August 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the California Tax-Free Income Fund on December 29, 1989, before sales charge, and is equal to $16,430 as of August 31, 1996. The third line represents the California Tax-Free Income Fund after sales charge and is equal to $15,692 as of August 31, 1996.]


[Line chart with the heading California Tax-Free Income Fund: Class B, representing growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $13,668 as of August 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the California Tax-Free Income Fund on December 31, 1991, before contingent deferred sales charge, and is equal to $13,319 as of August 31, 1996. The third line represents the California Tax-Free Income Fund after contingent deferred sales charge and is equal to $13,118 as of August 31, 1996.]

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

Statement of Assets and Liabilities
August 31, 1996
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
   Tax-exempt long-term bonds (cost - $354,022,763) .........     $ 363,340,131
   Options (cost - $5,400) ..................................             2,344
                                                                  -------------
                                                                    363,342,475
  Cash ......................................................         3,864,042
  Receivable for shares sold ................................         1,187,006
  Receivable for investments sold ...........................           340,999
  Interest receivable .......................................         5,799,734
  Receivable for variation margin ...........................           291,406
  Receivable from John Hancock Advisers Inc. - Note B .......            43,188
  Other assets ..............................................            62,748
                                                                  -------------
                    Total Assets ............................       374,931,598
                    ------------------------------------------------------------
Liabilities:
  Dividend payable ..........................................            53,650
  Payable for shares repurchased ............................           239,321
  Payable for investments purchased .........................             5,400
  Payable to John Hancock Advisers, Inc. ....................
    and affiliates - Note B .................................           233,043
  Accounts payable and accrued expenses .....................            74,964
                                                                  -------------
                    Total Liabilities .......................           606,378
                    ------------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................       372,692,998
  Accumulated net realized loss on investments
    and financial futures contracts .........................        (8,290,569)
  Net unrealized appreciation of investments
    and financial futures contracts .........................         9,815,661
  Undistributed net investment income .......................           107,130
                                                                  -------------
                    Net Assets ..............................     $ 374,325,220
                    ============================================================

Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with
  no par value, respectively)
  Class A - $291,071,911 / 28,098,621 .......................     $       10.36
  ==============================================================================
  Class B - $83,253,309 / 8,038,287 .........................     $       10.36
  ==============================================================================
Maximum Offering Price Per Share*
  Class A - ($10.36 x 104.71%) ..............................     $       10.85
  ==============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 1996. You'll also find the net asset value per share as of that date.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

Statement of Operations
--------------------------------------------------------------------------------

                                                        YEAR ENDED         PERIOD FROM
                                                       DECEMBER 31,      JANUARY 1, 1996
                                                           1995       TO AUGUST 31, 1996(1)
                                                        ----------    ---------------------
Investment Income:
  Interest ........................................   $ 22,466,593        $ 15,989,775
                                                        ----------         -----------
  Expenses:
   Investment management fee - Note B .............      1,907,146           1,392,170
   Distribution/service fee - Note B
     Class A ......................................        397,801             297,056
     Class B ......................................        733,981             495,761
   Transfer agent fee - Note B ....................        314,090             167,539
   Custodian fee ..................................         80,990              72,755
   Auditing fee ...................................         73,605              12,806
   Printing .......................................         65,365              38,247
   Trustees' fees .................................         42,188              43,648
   Registration and filing fees ...................         35,181                 808
   Advisory board .................................         33,174              28,909
   Legal fees .....................................         28,065              21,890
   Financial services fees - Note B ...............           --                11,694
   Miscellaneous ..................................         19,047               3,318
   Less Management Fee Reduction - Note B .........       (483,282)           (221,455)
                                                        ----------         -----------
       Total Expenses .............................      3,247,351           2,365,146
       -------------------------------------------------------------------------------
       Less Expense Reductions - Note B ...........        (34,352)            (51,765)
       -------------------------------------------------------------------------------
       Net Expenses ...............................      3,212,999           2,313,381
       -------------------------------------------------------------------------------
       Net Investment Income ......................     19,253,594          13,676,394
       -------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on
 Investments and Financial Futures Contracts:
  Net realized loss on investments sold ...........        (41,990)         (2,165,224)
  Net realized gain (loss) on
   financial futures contracts ....................     (2,203,551)            393,519
  Change in net unrealized appreciation/
   depreciation of investments ....................     51,754,949         (11,393,374)
  Change in net unrealized appreciation/
   depreciation of  financial futures contracts ...       (629,000)          1,128,844
                                                        ----------         -----------
       Net Realized and Unrealized Gain (Loss) on
        Investments and Financial Futures Contracts     48,880,408         (12,036,235)
       -------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
        from Operations ...........................   $ 68,134,002        $  1,640,159
       ===============================================================================

(1) Effective August 31, 1996, the fiscal period changed from December 31 to August 31.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                    YEAR ENDED DECEMBER 31,         PERIOD FROM
                                                                               -------------------------------   JANUARY 1, 1996 TO
                                                                                   1994              1995        AUGUST 31, 1996(1)
                                                                               -------------     -------------     -------------
From Operations:
  Net investment income ....................................................   $  19,825,410     $  19,253,594     $  13,676,394
                                                                               -------------     -------------     -------------
  Net realized loss on investments sold and financial futures contracts ....      (4,180,216)        2,245,541)       (1,771,705)
  Change in net unrealized appreciation/depreciation of investments ........     (51,218,323)       51,125,949       (10,264,530)
                                                                               -------------     -------------     -------------
   Net Increase (Decrease) in Net Assets Resulting from Operations .........     (35,573,129)       68,134,002         1,640,159
                                                                               -------------     -------------     -------------
Distributions to Shareholders:
  Dividends from net investment income
   Class A - ($0.5800, $0.5743 and $0.3875 per share, respectively) ........     (15,737,105)      (15,185,497)      (11,033,084)
   Class B - ($0.5100, $0.4988 and $0.3353 per share, respectively) ........      (3,992,716)       (4,060,951)       (2,654,650)
                                                                               -------------     -------------     -------------
     Total Distributions to Shareholders ...................................     (19,729,821)      (19,246,448)      (13,687,734)
                                                                               -------------     -------------     -------------
From Fund Share Transactions -- Net* .......................................      29,122,142        26,141,459        (7,604,371)
                                                                               -------------     -------------     -------------
Net Assets:
  Beginning of period ......................................................     345,128,961       318,948,153       393,977,166
                                                                               -------------     -------------     -------------
  End of period (including undistributed net
  investment income of $127,227, $147,647 and
   $107,130, respectively) .................................................   $ 318,948,153     $ 393,977,166     $ 374,325,220
                                                                               =============     =============     =============

* Analysis of Fund Share Transactions:
                                                                  YEAR ENDED DECEMBER 31,                         PERIOD FROM
                                                   ----------------------------------------------------         JANUARY 1, 1996
                                                             1994                        1995                TO AUGUST 31, 1996(1)
                                                   ------------------------    ------------------------    ------------------------
                                                     SHARES       AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                                                   ---------   ------------    ---------   ------------    ---------   ------------
CLASS A
  Shares sold .................................    5,288,858   $ 54,343,070    2,339,818   $ 18,225,155    1,252,548   $ 13,030,082
  Shares issued in reorganization - Note D ....         --             --      4,164,385     48,873,637         --             --
  Shares issued to shareholders in reinvestment
   of distributions ...........................      669,253      6,642,113      694,275      6,453,478      481,285      4,994,844
                                                   ---------   ------------    ---------   ------------    ---------   ------------
                                                   5,958,111     60,985,183    7,198,478     73,552,270    1,733,833     18,024,926
  Less shares repurchased .....................   (5,712,088)   (56,313,131)  (4,285,570)   (43,261,363)  (2,582,406)   (26,795,066)
                                                   ---------   ------------    ---------   ------------    ---------   ------------
  Net increase (decrease) .....................      246,023   $  4,672,052    2,912,908   $ 30,290,907     (848,573)  ($ 8,770,140)
                                                   =========   ============    =========   ============    =========   ============
CLASS B
  Shares sold .................................    3,496,364   $ 36,145,744      861,939   $  8,918,797      874,863   $  9,083,702
  Shares issued to shareholders in reinvestment
   of distributions ...........................      200,879      1,988,933      208,712      1,924,315      120,687      1,252,034
                                                   ---------   ------------    ---------   ------------    ---------   ------------
                                                   3,697,243     38,134,677    1,070,651     10,843,112      995,550     10,335,736
  Less shares repurchased .....................   (1,391,946)   (13,684,587)  (1,484,859)   (14,992,560)    (882,160)    (9,169,967)
                                                   ---------   ------------    ---------   ------------    ---------   ------------
  Net increase (decrease) .....................    2,305,297   $ 24,450,090     (414,208)  ($ 4,149,448)     113,390   $  1,165,769
                                                   =========   ============    =========   ============    =========   ============

(1) Effective August 31, 1996 the fiscal period changed from December 31 to August 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

Financial Highlights
Selected data for each share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios, and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,                         PERIOD FROM
                                                ---------------------------------------------------------      JANUARY 1, 1996 TO
                                                  1991        1992         1993       1994(1)      1995        AUGUST 31, 1996(9)
                                                --------    --------     --------    --------    --------      ------------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......  $   9.91    $  10.32     $  10.41    $  10.85    $   9.28          $  10.69
                                                --------    --------     --------    --------    --------          --------
  Net Investment Income ......................      0.69        0.66(2)      0.62        0.58        0.57(2)           0.39(2)
  Net Realized and Unrealized Gain
   (Loss) on Investments and
   Financial Futures Contracts ...............      0.47        0.25         0.76       (1.57)       1.41             (0.33)
                                                --------    --------     --------    --------    --------          --------
   Total from Investment Operations ..........      1.16        0.91         1.38       (0.99)       1.98              0.06
                                                --------    --------     --------    --------    --------          --------
  Less Distributions:
  Dividends from Net Investment Income .......     (0.70)      (0.67)       (0.62)      (0.58)      (0.57)            (0.39)
  Distributions from Net Realized
   Gains on Investments Sold and
   Financial Futures Contracts ...............     (0.05)      (0.15)       (0.32)       --          --                --
                                                --------    --------     --------    --------    --------          --------
   Total Distributions .......................     (0.75)      (0.82)       (0.94)      (0.58)      (0.57)            (0.39)
                                                --------    --------     --------    --------    --------          --------
  Net Asset Value, End of Period .............  $  10.32    $  10.41     $  10.85    $   9.28    $  10.69          $  10.36
                                                ========    ========     ========    ========    ========          ========
  Total Investment Return
    at Net Asset Value (3) ...................     12.26%       9.15%       13.60%      (9.31%)     21.88%             0.61%(7)
  Total Adjusted Investment
    Return at Net Asset Value (3,4) ..........     11.86%       8.90%       13.42%      (9.45%)     21.73%             0.55%(7)

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) ..  $163,693    $217,014     $279,692    $241,583    $309,305          $291,072
  Ratio of Expenses to Average Net Assets ....      0.40%       0.58%        0.69%       0.75%       0.75%             0.76%(8),(10)
  Ratio of Adjusted Expenses to
    Average Net Assets (5) ...................      0.80%       0.83%        0.87%       0.89%       0.90%             0.84%(8)
  Ratio of Net Investment Income to
    Average Net Assets .......................      6.75%       6.36%        5.69%       5.85%       5.76%             5.57%(8)
  Ratio of Adjusted Net Investment
    Income to Average Net Assets (5) .........      6.35%       6.11%        5.51%       5.71%       5.61%             5.48%(8)
  Portfolio Turnover Rate ....................        45%         34%          51%         62%         37%(6)            30%
  Fee Reduction per Share ....................   $  0.04    $   0.03(2)  $   0.02    $   0.01    $   0.01(2)        $  0.01(2)

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

             John Hancock Funds - California Tax-Free Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,                PERIOD FROM
                                                              -----------------------------------------      JANUARY 1, 1996 TO
                                                               1992         1993(1)   1994(1)     1995       AUGUST 31, 1996(9)
                                                              ------       ------     ------     ------      -----------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................   $10.32       $10.41     $10.85     $ 9.28           $10.68
                                                              ------       ------     ------     ------           ------
  Net Investment Income ...................................     0.58(2)      0.54       0.51       0.50(2)          0.33(2)
  Net Realized and Unrealized Gain (Loss) on
    Investments and Financial Futures Contracts ...........     0.25         0.76      (1.57)      1.40            (0.31)
                                                              ------       ------     ------     ------           ------
   Total from Investment Operations .......................     0.83         1.30      (1.06)      1.90            (0.02)
                                                              ------       ------     ------     ------           ------
  Less Distributions:
  Dividends from Net Investment Income ....................    (0.59)       (0.54)     (0.51)     (0.50)           (0.34)
  Distributions from Net Realized Gains on
    Investments Sold and Financial Futures Contracts ......    (0.15)       (0.32)       --         --               --
                                                              ------       ------     ------     ------           ------
   Total Distributions ....................................    (0.74)       (0.86)     (0.51)     (0.50)           (0.34)
                                                              ------       ------     ------     ------           ------
  Net Asset Value, End of Period ..........................   $10.41       $10.85     $ 9.28     $10.68           $10.36
                                                              ======       ======     ======     ======           ======
  Total Investment Return at Net Asset Value (3) ..........     8.35%       12.76%     (9.99%)    20.87%            0.20%(7)
  Total Adjusted Investment Return at Net Asset Value (3,4)     8.10%       12.58%    (10.13%)    20.72%            0.14%(7)

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) ...............  $26,595      $65,437    $77,365    $84,673          $83,253
  Ratio of Expenses to Average Net Assets .................     1.35%        1.44%      1.50%      1.50%            1.52%(8),(10)
  Ratio of Adjusted Expenses to Average Net Assets (5)          1.60%        1.62%      1.64%      1.65%            1.59%(8)
  Ratio of Net Investment Income to Average Net Assets          5.43%        4.82%      5.10%      4.97%            4.81%(8)
  Ratio of Adjusted Net Investment
    Income to Average Net Assets (5) ......................     5.18%        4.64%      4.96%      4.82%            4.72%(8)
  Portfolio Turnover Rate .................................       34%          51%        62%        37%(6)           30%
  Fee Reduction per Share .................................  $  0.03(2)   $  0.02    $  0.01    $  0.01(2)         $0.01(2)

(1) On December 22, 1994, John Hancock Advisers, Inc., became the investment adviser of the Fund.
(2)  Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5)  Unreimbursed, without fee reduction.
(6)  Portfolio turnover excludes merger activity.
(7)  Not annualized.
(8)  Annualized.
(9) Effective August 31, 1996, the fiscal period changed from December 31 to August 31.
(10) For the period ended August 31, 1996, the Ratio of Expenses to Average Net Assets for the Fund excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.75% for Class A and 1.50% for Class B.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

Schedule of Investments
August 31, 1996
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by California Tax-Free Income Fund on August 31, 1996. It has two main categories: tax-exempt long-term bonds and options. The tax-exempt long-term bonds are broken down by state. Under each state is a list of the securities owned by the Fund.

                                                                                              PAR VALUE                   YIELD
                                                              INTEREST    MATURITY     S&P     (000'S        MARKET         AT
STATE, ISSUER, DESCRIPTION                                      RATE        DATE      RATING   OMITTED)      VALUE        MARKET+
--------------------------                                      ----        ----      ------   --------      -----        -------

TAX-EXEMPT LONG-TERM BONDS
California (91.75%)
  ABAG Finance Auth for Nonprofit Corps,
   Cert of Part Peninsula Family YMCA Ser A..................   6.800%    10-01-11     Baa1*   $ 1,000     $ 1,023,000     6.65%
  Alameda, County of,
   Cert of Part 1992 Cap Proj................................   6.750     06-01-16     A           500         538,500     6.27
  Anaheim, City of,
   Ref Cert of Part Reg Rites Convention Center..............   8.520#    07-16-23     AAA       2,000       2,065,000     8.25
  Arcadia Hospital,
   Methodist Hosp Rev of Southern Calif......................   6.625     11-15-22     A         1,205       1,242,102     6.43
  Avalon Community Improvement Agency,
   Tax Alloc Community Imp Proj Ser B........................   6.400     08-01-22     A-        1,925       1,943,884     6.34
  Bakersfield Central District Development Agency,
   Tax Alloc Ref Downtown Bakersfield Redevel Proj...........   6.625     04-01-15     BBB+      4,000       4,077,400     6.50
  Bakersfield Memorial Hospital,
   Hosp Rev Ser A............................................   6.500     01-01-22     A-        2,000       2,051,280     6.34
  Beaumont Unified School District,
   Cert of Part Cap Imp Proj.................................   7.700     01-01-21     BBB+*     1,000       1,047,140     7.35
  Brentwood Redevelopment Agency,
   Tax Alloc Brentwood Redevel Proj Ser A....................   7.700     11-01-08     BBB*        135         141,071     7.37
  Burbank Redevelopment Agency,
   Tax Alloc Golden State Redevel Proj Ser A.................   6.000     12-01-23     A-        2,750       2,670,745     6.18
  California Educational Facilities Auth,
   Rev 1993 Ser B Pooled College & Univ Proj.................   6.125     06-01-09     Baa*      1,000         995,950     6.15
  California Health Facilities Financing Auth,
   Hosp Rev 1991 Ser A San Diego Hosp Assoc..................   6.950     10-01-21     A           250         265,007     5.91
   Ins Hosp Rev Ser 1990 Children's Hosp San Diego...........   6.500     07-01-20     AAA         500         542,340     4.43
   Ins Rev Ref Ser A Catholic Healthcare West Obligated Group   5.750     07-01-15     AAA       2,000       1,959,300     5.87
   Ins Rev Ser A San Diego Christian.........................   6.250     07-01-12     A+        1,135       1,161,673     6.11
   Ins Rev Ser B Hlth Facil Small Facil......................   7.500     04-01-22     A         2,000       2,259,000     6.64
   Rev 1990 Ser A Kaiser Permanente..........................   7.000     12-01-10     AA          600         652,956     4.99
   Rev Ser 1994A Scripps Research Institute..................   6.300     07-01-09     A*          500         518,490     6.08
   Sec Rev 1991 Ser Hosp of the Good Samaritan...............   7.000     09-01-21     BBB+      2,250       2,351,655     6.21


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

                                                                                              PAR VALUE                   YIELD
                                                              INTEREST    MATURITY     S&P     (000'S        MARKET         AT
STATE, ISSUER, DESCRIPTION                                      RATE        DATE      RATING   OMITTED)      VALUE        MARKET+
--------------------------                                      ----        ----      ------   --------      -----        -------
California (continued)
  California Housing Finance Agency,
   Home Mtg Rev 1988 Ser B...................................   8.600%    08-01-19     AA-        $ 40        $ 41,931     6.97%
   Home Mtg Rev 1988 Ser D...................................   8.000     08-01-19     AA-          80          84,149     6.08
   Home Mtg Rev 1989 Ser A...................................   7.625     08-01-09     AA-          30          30,518     7.19
   Home Mtg Rev 1989 Ser B...................................   8.000     08-01-29     AA-          85          88,737     6.63
   Home Mtg Rev 1989 Ser D...................................   7.500     08-01-29     AA-         145         150,517     6.57
   Home Mtg Rev 1990 Ser D...................................   Zero      08-01-20     AA-       8,500       1,337,815     7.37
   Home Mtg Rev 1991 Ser A...................................   7.375     08-01-17     AA-         430         454,067     6.29
   Home Mtg Rev 1991 Ser C...................................   7.450     08-01-11     AA-          45          46,866     6.68
   Home Mtg Rev 1994 Ser C...................................   6.650     08-01-14     AA-       1,000       1,027,690     6.47
   Home Mtg Rev 1994 Ser G...................................   7.250     08-01-17     AA-       3,500       3,721,025     6.82
   Hsg Rev 1991 Ser E........................................   7.000     08-01-26     AAA         525         545,848     6.73
  California Pollution Control Financing Auth,
   Poll Control Rev 1991 Ser Southern Calif Edison Co........   6.900     12-01-17     A+          500         530,305     5.90
   Poll Control Rev 1992 Ser A Pacific Gas & Elec Co.........   6.625     06-01-09     A           500         524,040     5.87
   Solid Waste Disposal Rev Keller Canyon Landfill Co Proj...   6.875     11-01-27     A         2,000       2,101,620     6.54
  California Rural Home Mortgage Finance Auth,
   SF Mtg Rev Ser A Mtg Backed Sec's Prog....................   7.550     11-01-26     AAA       1,000       1,100,310     6.86
   SF Mtg Rev Ser A Step Coupon..............................   6.450     05-01-27     AAA       1,000       1,095,930     5.89
  California State Public Works Board,
   Lease Rev 1992 Ser A The Trustees of the Calif
     State Univ Various University Projs.....................   6.700     10-01-17     A-        1,500       1,585,065     5.80
   Lease Rev 1994 Ser A Depart of Corrections Calif
     State Prison Montery County (Soledad II)................   6.875     11-01-14     A-          500         545,585     6.30
   Lease Rev 1996 Ser A Depart of Corrections................   5.500     01-01-15     AAA       5,145       4,943,676     5.72
   Lease Rev Ref Depart of Correction
     1993 Ser A Calif State Prison...........................   5.000     12-01-19     AAA       7,970       7,207,909     5.53
   Lease Rev Ref Ser A Various Univ Proj.....................   5.500     06-01-21     A         1,250       1,142,813     6.02
   Lease Rev Ser A Depart of Corrections.....................   5.250     01-01-21     AAA       4,500       4,151,520     5.69
   Lease Rev Ser A Various
     Community College Proj..................................   5.625     12-01-18     A-        3,700       3,453,099     6.03
  California Statewide Communities Development Auth,
   Ins Cert of Part United Western Medical Centers...........   6.750     12-01-21     A         7,500       7,861,875     6.44
   Ins Rev Cert of Part Hlth Facil Aids Proj Los Angeles.....   6.200     08-01-12     A         1,250       1,251,463     6.19
   Ins Rev Cert of Part Hlth Facil Aids Proj Los Angeles.....   6.250     08-01-22     A         2,590       2,591,425     6.25
   Ins Rev Cert of Part Hlth Facil Eskaton Properties........   6.700     05-01-11     A         1,250       1,308,488     6.40
   Ins Rev Cert of Part Statewide Univ Northridge Proj.......   6.000     04-01-26     AAA       1,620       1,613,228     6.03
   Rev Ref Cert of Part Triad Healthcare Hosp................   6.500     08-01-22     A        13,000      13,305,500     6.35
  Campbell, City of,
   1991 Cert of Part Civic Center Proj.......................   6.750     10-01-17     Aaa*        155         172,561     6.06
   1991 Cert of Part Civic Center Proj.......................   6.750     10-01-17     A-        1,565       1,651,216     6.40
  Capistrano Unified School District,
   Spec Tax of Community Facil Dist No 87-1..................   7.500     09-01-07     BBB*      3,500       3,860,395     6.80
   Spec Tax of Community Facil Dist No 87-1..................   8.375     10-01-20     BBB*      3,000       3,462,270     7.26
   Spec Tax of Community Facil Dist No 92-1..................   7.000     09-01-18     BBB*      1,500       1,491,675     7.04
  Carson Redevelopment Agency,
   Tax Alloc Ser 1992 Area No 1 Redevel Proj.................   6.375     10-01-12     BBB+        500         500,435     6.37


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

                                                                                              PAR VALUE                   YIELD
                                                              INTEREST    MATURITY     S&P     (000'S        MARKET         AT
STATE, ISSUER, DESCRIPTION                                      RATE        DATE      RATING   OMITTED)      VALUE        MARKET+
--------------------------                                      ----        ----      ------   --------      -----        -------
California (continued)
  Castaic Lake Water Agency,
   Cert of Part Ser 1990 Wtr Sys Imp Proj....................   7.350%    08-01-20     Aaa*      $ 200       $ 223,776     6.57%
  Central Coast Water Auth,
   Rev State Wtr Proj Regional Facil Ser 1992................   6.600     10-01-22     AAA       3,700       3,993,003     6.12
  Central Valley Financing Auth,
   Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993........   6.100     07-01-13     BBB-      3,300       3,241,821     6.21
   Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993........   6.200     07-01-20     BBB-      1,000         982,800     6.31
  Clearlake Redevelopment Agency,
   Tax Alloc Highlands Park Community Devel Proj.............   6.400     10-01-23     BBB         500         491,135     6.52
  Costa Mesa Public Financing Auth,
   1991 Local Agency Rev Ser A...............................   7.100     08-01-21     BBB*        220         222,853     6.85
  Covina Hospital,
   Rev Cert of Part Intercommunity Hlth Serv Inc.............   7.000     03-01-17     BBB+        925         937,728     6.90
  Cucamonga School District,
   Cert of Part..............................................   7.600     12-01-15     Baa*      1,000       1,054,810     7.21
  Davis, City of, Redevelopment Agency,
   Tax Alloc Ref Davis Redevel Proj..........................   7.000     09-01-24     AAA       5,115       5,638,469     6.35
  Del Mar Race Track Auth,
   Rev Ref Ser 1996..........................................   6.000     08-15-06     BBB       2,240       2,208,640     6.09
   Rev Ref Ser 1996..........................................   6.200     08-15-11     BBB       1,865       1,823,746     6.34
  Delano, City of,
   Cert of Part..............................................   7.000     04-01-10     BBB+      2,000       2,068,720     6.77
  Delta, County of,
   Home Mtg Finance Auth Prog Ser A..........................   6.750     12-01-25     AAA       5,000       5,138,750     6.57
  Desert Hospital District,
   Hosp Rev Cert of Part Ser 1990
   Desert Hosp Corp Proj.....................................   8.000     07-01-10     AAA         300         341,646     4.48
  Duarte, City of,
   Cert of Part City of Hope
   National Medical Center Proj..............................   6.250     04-01-23     Baa1*    15,960      15,581,269     6.40
  Elk Grove Unified School District,
   Spec Tax of Community Facil Dist No 1.....................   7.125     12-01-24     AAA       1,000       1,157,070     6.16
  Encinitas Union School District,
   GO San Diego County Election of 1996 Ser 1996.............   Zero      08-01-16     AAA       1,000         301,540     5.85
  Encinitas, City of,
   Cert of Part Civic Center Proj Ser A......................   6.750     12-01-11     A-        1,300       1,376,063     6.38
  Fairfield Public Financing Auth,
   1995 Rev Ser A Pennsylvania Ave
   Storm Drainage Proj.......................................   6.500     08-01-21     A-        1,085       1,082,266     6.52
  Fontana Public Financing Auth,
   Tax Alloc Rev 1990 Ser A North Fontana Redevel Proj.......   7.250     09-01-20     A           325         316,368     7.25
   Tax Alloc Rev Sub Lien 1991
    Ser A North Fontana Redevel Proj.........................   7.750     12-01-20     BBB         195         225,730     4.62
  Fontana, County of,
   Spec Tax of Community Facil Dist No 90-3 Empire Center....   8.375     04-01-11     B*        6,175       5,372,250     9.63
   Spec Tax of Community Facil Dist No 90-3 Empire Center....   8.400     04-01-15     B*          940         817,800     9.66
  Foothill/Eastern Transportation Corridor Agency,
   Toll Rd Rev Fixed Rate Current Int Ser 1995A..............   6.500     01-01-32     BBB-      1,665       1,667,298     6.38
   Toll Rd Rev Fixed Rate Current Int Ser 1995A..............   6.000     01-01-34     BBB-     14,775      13,937,849     6.30


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

                                                                                              PAR VALUE                   YIELD
                                                              INTEREST    MATURITY     S&P     (000'S        MARKET         AT
STATE, ISSUER, DESCRIPTION                                      RATE        DATE      RATING   OMITTED)      VALUE        MARKET+
--------------------------                                      ----        ----      ------   --------      -----        -------
California (continued)
  Fresno, City of,
   Hlth Facil Rev Ser 1991 Saint Agnes Medical Center........  6.625%    06-01-21     AA-       $ 250       $ 257,982     6.11%
  Fresno, City of, Joint Powers Financing Auth, Rev Ser A....  6.550     09-02-12     BBB       2,000       2,038,180     6.43
  Hawaiian Gardens Redevelopment Agency,
   Tax Alloc Ref Proj No 1...................................  6.200     12-01-23     BBB         500         471,195     6.58
  Industry Urban Development Agency,
   Tax Alloc Ref Civic Recreational Proj 1-A.................  7.375     05-01-12     A+*         910         932,086     7.20
   Tax Alloc Ref Trans District Proj 3.......................  6.900     11-01-16     A-        1,020       1,075,253     6.55
   Tax Alloc Unref Bal Civic Recreation Al Proj 1-B..........  7.375     05-01-15     A+*         235         242,017     7.16
  Inglewood, City of,
   Cert of Part Civic Center Imp Proj........................  7.000     08-01-19     BBB       1,000       1,054,150     6.64
  Irvine, City of,
   Imp Board Act of 1915 Assessment District #95-12 Ser B....  6.550     09-02-21     BB        1,000         957,430     6.84
  Irwindale Community Redevelopment Agency,
   Sub Lien Tax Alloc Industrial Devel Proj..................  7.050     06-01-26     BBB       2,750       2,826,175     6.86
  Lincoln Redevelopment Agency,
   Tax Alloc Lincoln Redevel Proj............................  7.650     08-01-17     BBB+        860         980,649     6.71
  Los Alamitos Unified School District,
   Spec Tax of Community Facil Dist No 90-1..................  7.150     08-15-21     Baa1*     6,005       6,312,876     6.80
  Los Angeles City Department of Water and Power,
   Elec Plant Ref Rev 2nd Iss of 1993........................  5.400     11-15-12     AA-       1,000         964,550     5.60
  Los Angeles County Health Facilities Auth,
   Lease Rev Ref Olive View Medical Center Proj..............  7.500     03-01-08     A*          450         480,042     4.05
  Los Angeles Department Airport Auth,
   Airport Rev AMT Ser A Ontario International Airport Proj..  6.000     05-15-26     AAA       2,000       1,969,800     6.09
  Los Angeles Public Works Financing Auth,
   Rev Regional Park & Open Space District A.................  6.000     10-01-15     AA        3,750       3,711,975     6.06
  Los Angeles, City of,
   Rev Ser B AMT Harbor Proj.................................  6.000     08-01-15     AA        2,000       1,990,940     6.03
  Los Angeles, County of, Metropolitan Transportation,
   Sales Tax Rev Ref 2nd Tier Prop Ser A.....................  5.750     07-01-18     AAA       2,000       1,970,500     5.84
  Los Angeles, County of,
   Cert of Part Disney Pkg Proj..............................  6.500     03-01-23     BBB       2,000       2,005,160     6.48
   County Imp No 2656-M......................................  8.375     09-02-18     BBB*      3,865       4,009,551     8.07
  Metropolitan Water District,
   Wtr Rev Iss of 1991.......................................  6.625     07-01-12     AA          750         826,477     6.01
   Wtr Rev Iss of 1992.......................................  5.000     07-01-20     AA        7,500       6,520,650     5.75
  Moreno Valley, City of,
   Cert of Part Ser 1995 City Hall Proj......................  6.500     11-01-16     Baa1*     1,500       1,519,710     6.42
  Mountain View, City of, Capital Improvements Financing Auth,
   1992 Rev City Hall/CommunityTheatre Complex & Shoreline
   Regional, Park Community Tax Alloc Refinancing............  6.500     08-01-16     AAA         600         638,988     6.10
  Newport-Mesa Unified School District,
   Community Facil District No 90-1 Spec Tax Ser 1996........  6.750     09-01-21     BBB-      3,000       3,008,040     6.73


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

                                                                                              PAR VALUE                   YIELD
                                                              INTEREST    MATURITY     S&P     (000'S        MARKET         AT
STATE, ISSUER, DESCRIPTION                                      RATE        DATE      RATING   OMITTED)      VALUE        MARKET+
--------------------------                                      ----        ----      ------   --------      -----        -------
California (continued)
  Northern California Transmission Agency,
   Rev 1990 Ser A Calif-Oregon Transm Proj...................   7.000%    05-01-13     AAA       $ 100       $ 114,679     5.58%
   Rev 1992 Ser A Calif-Oregon Transm Proj...................   6.500     05-01-16     AAA       1,000       1,068,310     5.75
  Oakland, Port of,
   Spec Facil Rev 1992 Ser A Mitsui O.S.K. Lines Ltd Proj....   6.800     01-01-19     A+          500         518,970     6.55
  Oceanside, City of,
   Ref Cert of Part Ser A....................................   6.375     04-01-12     A*        3,000       3,080,490     6.21
  Orange Cove Irrigation District,
   Cert of Part Rehab Proj...................................   7.250     02-01-12     BBB       2,000       2,242,660     6.47
   Cert of Part Rehab Proj...................................   7.000     02-01-15     BBB       2,500       2,778,575     6.30
  Orange Redevelopment Agency,
   Rev Ref Tax Alloc Northwest Redevel Proj B................   5.700     10-01-17     A-        2,000       1,867,520     6.10
  Orange, County of,
   1996 Ser A Recovery Cert of Part..........................   5.800     07-01-16     AAA       2,000       1,960,600     5.92
   Cert of Part Civic Center Exp Proj........................   6.700     08-01-18     AAA       1,000       1,108,580     6.04
   Ser A of 1990 Spec Tax of Community
     Facil Dist No 87-3 Mission Viego........................   7.800     08-15-15     A*          350         395,619     4.57
   Ser A of 1992 Spec Tax of Community
     Facil Dist No 88-1 Aliso Viego..........................   7.350     08-15-18     AAA       1,000       1,154,290     6.37
  Orange, County of, Development Agency,
   Tax Alloc Santa Ana Heights Proj..........................   6.125     09-01-23     BBB       3,000       2,890,890     6.36
  Pasadena, City of,
   1993 Ref Cert of Part Old Pasadena Parking Facil Proj.....   6.250     01-01-18     A+        1,000       1,049,550     5.95
  Pittsburg Redevelopment Agency,
   Spec Tax of Community Facil Dist 90-1 California Ave......   7.400     08-15-20     BBB       3,040       3,261,373     6.90
  Rancho Mirage, City of, Joint Powers Financing Auth,
   Cert of Part Eisenhower Memorial Hosp.....................   7.000     03-01-22     A*        4,500       4,810,410     6.55
   Civic Center Rev Ref Ser 1991A............................   7.500     04-01-17     BBB         195         221,029     6.62
   Civic Center Rev Unref Ser 1991A..........................   7.500     04-01-17     BBB          55          59,376     6.95
  Redondo Beach Public Financing Auth,
   Rev South Bay Center Redevel Proj.........................   7.000     07-01-16     BBB+*       950         945,848     7.03
  Richmond, City of, Joint Powers Financing Auth,
   Rev Ser A.................................................   7.700     10-01-10     BBB*      1,745       1,832,669     7.33
  Riverside, County of, Asset Leasing Corp,
   Leasehold Rev 1993 Ser A County of Riverside Hosp Proj....   6.500     06-01-12     A         1,000       1,051,420     6.18
  Sacramento Power Auth,
   Cogeneration Proj Rev Light & Pwr Imp.....................   6.000     07-01-22     BBB-     12,000      11,468,880     6.28
  Sacramento Unified School District,
   Spec Tax of Community Facil Dist No 1 Ser B...............   7.300     09-01-13     Baa*        760         815,860     6.80
  Saddleback Valley Unified School District,
   Spec Tax of Community Facil Dist No 89-3 Ser A............   7.750     09-01-16     BBB*      3,200       3,394,496     7.31
  San Bernardino, County of,
   Cert of Part Ser 1994 Medical Center Fin Proj.............   5.500     08-01-17     A-       11,250      10,357,988     5.97
   Cert of Part Ser A Medical Center Fin Proj................   5.500     08-01-15     AAA       5,875       5,628,309     5.74
   Cert of Part Ser B Cap Facil Proj.........................   6.875     08-01-24     AAA         350         404,929     5.64
  San Diego, County of,
   Cert of Part Inmate Reception Center & Cooling............   6.750     08-01-19     AAA       3,000       3,274,980     6.18


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

                                                                                              PAR VALUE                   YIELD
                                                              INTEREST    MATURITY     S&P     (000'S        MARKET         AT
STATE, ISSUER, DESCRIPTION                                      RATE        DATE      RATING   OMITTED)      VALUE        MARKET+
--------------------------                                      ----        ----      ------   --------      -----        -------
California (continued)
  San Diego, County of, Regional Transportation Commission,
   Sales Tax Rev 1991 Ser A..................................   7.000%    04-01-06     AA-        $ 90        $ 95,305     6.61%
  San Diego, County of, Water Auth,
   Wtr Rev Cert of Part Reg Fixed............................   5.681#    04-22-09     AAA         800         810,816     5.61
  San Francisco State Building Auth,
   Lease Rev Ref 1993 Ser A Depart of Gen Serv...............   5.000     10-01-13     A-        2,145       1,966,944     5.45
  San Joaquin Hills Transportation Corridor Agency,
   Toll Rd Rev Jr Lien Cap Apprec............................   Zero      01-01-03     BBB*      5,000       3,193,950     7.20
   Toll Rd Rev Sr Lien Cap Apprec............................   Zero      01-01-14     BBB*      5,000       1,581,800     6.69
   Toll Rd Rev Sr Lien Cap Apprec............................   Zero      01-01-22     BBB*      6,500       1,191,385     6.65
  San Jose Financing Auth,
   Reassessment Rev 1994 Ser C...............................   6.750     09-02-11     BBB+*       900         919,809     6.60
  San Jose, City of,
   1986 Cert of Part Convention Center Proj..................   7.875     09-01-10     A+*         300         306,033     3.56
  San Mateo, County of, Joint Powers Financing Aut,
   Lease Rev Ref Cap Proj Prog...............................   5.000     07-01-21     AAA       1,815       1,636,041     5.55
  Santa Ana Financing Auth,
   Lease Rev Police Admin & Holding Facil Ser A..............   6.250     07-01-19     AAA       1,790       1,905,187     5.87
   Lease Rev Police Admin & Holding Facil Ser A..............   6.250     07-01-24     AAA      10,000      10,703,700     5.84
  Santa Barbara, County of,
   1990 Cert of Part.........................................   7.500     02-01-11     AAA         250         276,195     4.40
   1991 Cert of Part.........................................   6.400     02-01-11     A+          250         257,390     5.85
  Santa Clarita Community Facilities,
   Spec Tax of Community Facil Dist No 92-1 Ser A............   7.450     11-15-10     BBB*      3,600       3,767,832     7.12
  Santa Cruz Public Financing Auth,
   Rev Tax Alloc Ser B.......................................   6.200     09-01-23     BBB+      2,000       1,958,960     6.33
  Santa Rosa, City of,
   Wastewater Rev 1992 Ser A
   Subregional Wastewater Proj...............................   6.500     09-01-22     AAA         500         554,490     4.63
  Saugus Unified School District,
   Cert of Part..............................................   7.500     08-01-09     BBB+        700         748,405     7.01
  Sierra Unified School District,
   Ref Cert of Part Cap Fin Proj.............................   6.000     03-01-12     Baa*      2,000       1,954,680     6.14
  Southern California Home Financing Auth,
   Single Family Mtg Rev 1990 Iss B..........................   7.750     03-01-24     AAA          45          47,505     6.58
   Single Family Mtg Rev GNMA & FNMA Mtg Backed Ser A........   6.750     09-01-22     AAA         835         854,188     6.60
  Southern California Public Power Auth,
   Rev Ref Southern Transmission Proj........................   Zero      07-01-13     AAA       4,400       1,636,932     6.02
  Stanislaus Waste to Energy Financing Agency,
   Solid Waste Rev Ref Ogden Martin Sys Inc Proj.............   7.625     01-01-10     BBB+        970       1,042,129     7.10
  Suisun, City of, Redevelopment Agency,
   Tax Alloc Suisan City Redevel Agency......................   7.250     10-01-20     AAA         420         465,780     6.54
  Torrance, City of, Redevelopment Agency,
   Tax Alloc Ref Ser 1992 Downtown Redevel Proj..............   7.125     09-01-21     BBB         500         521,345     6.37
  Turlock Irrigation District,
   Cert of Part..............................................   7.300     01-01-11     AAA       4,165       4,422,230     6.88


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

                                                                                              PAR VALUE                   YIELD
                                                              INTEREST    MATURITY     S&P     (000'S        MARKET         AT
STATE, ISSUER, DESCRIPTION                                      RATE        DATE      RATING   OMITTED)      VALUE        MARKET+
--------------------------                                      ----        ----      ------   --------      -----        -------
California (continued)
  University of California, The Regents of,
   1993 Ref Cert of Part UCLA Central
   Chiller/Cogeneration Facil................................   5.400%    11-01-11     Aa*     $ 1,000       $ 943,550     5.72%
  Upland Housing Auth,
   Rev Iss A.................................................   7.500     07-01-03     BBB*        190         198,620     7.17
   Rev Iss A.................................................   7.850     07-01-20     BBB*      1,280       1,326,656     7.57
  Vallejo Sanitation and Flood Control District,
   Cert of Part..............................................   5.000     07-01-19     AAA       5,000       4,502,700     5.55
  Vallejo, City of,
   Cert of Part..............................................   8.000     02-01-06     BBB+*     2,000       2,074,540     7.71
  Victor Valley Unified High School District,
   Cert of Part..............................................   7.875     11-01-12     A*        1,255       1,431,001     6.91
  West Covina Redevelopment Agency,
   Ref Community Facil Dist
   Spec Tax Fashion Plaza Proj...............................   6.000     09-01-22     A         3,000       2,915,460     6.17
                                                                                                          ------------
                                                                                                           343,425,693
                                                                                                          ------------
Puerto Rico (5.32%)
  Puerto Rico Aqueduct and Sewer Auth,
   Ref Pars & Inflos Ser 1995 Gtd by the
   Commonwealth of Puerto Rico...............................   8.220#    07-01-11     AAA       7,500       8,128,125     7.58
   Wtr & Swr Rev Ref Ser 1995................................   6.250     07-01-13     A         3,160       3,325,173     5.94
  Puerto Rico Ports Auth,
   Spec Facil Rev 1996 Ser A American
   Airlines Inc Proj.........................................   6.250     06-01-26     BB+       2,000       1,984,260     6.30
  Puerto Rico, Commonwealth of,
   GO Pub Imp Ser 1996.......................................   6.500     07-01-15     A         6,000       6,476,880     6.02
                                                                                                          ------------
                                                                                                            19,914,438
                                                                                                          ------------

                                                          TOTAL TAX-EXEMPT LONG TERM BONDS
                                                                       (Cost $354,022,763)      (97.07%)   363,340,131
                                                                                                -------   ------------

                                                                                    NUMBER
                                                                                      OF      EXPIRATION
                                                                                   CONTRACTS     DATE
                                                                                   ---------     ----
OPTIONS (0.00%)
U.S. Treasury Bond Option 112 USV6C..........................                          75      09-21-96          2,344
                                                                                                          ------------
                                                                            TOTAL OPTIONS
                                                                            (Cost $5,400)       ( 0.00%)         2,344
                                                                                                -------   ------------
                                                                        TOTAL INVESTMENTS       (97.07%)  $363,342,475
                                                                                                =======   ============

 * Credit ratings are rated by Moody's Investors Services, Fitch or John
Hancock Advisers, Inc. where Standard & Poors ratings are not available.
 + The yield is not calculated in accordance with guidelines established by the U.S. Securities Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.
 # Represents rate in effect on August 31, 1996.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

Portfolio Concentration
--------------------------------------------------------------------------------
The California Tax-Free Income Fund invests primarily in securities issued by the state of California and its various political subdivisions. The performance of the Fund is closely tied to economic conditions within California and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at August 31, 1996 assigned to the various sector categories.

                                                 MARKET VALUE AS A PERCENTAGE OF
  SECTOR DISTRIBUTION                                THE FUND'S NET ASSETS:
  -------------------                                ----------------------

  General Obligation................................          1.73%
  Revenue Bonds - Certificate of Participation......         12.88
  Revenue Bonds - Education.........................          9.02
  Revenue Bonds - Electric Power....................          4.58
  Revenue Bonds - Health............................         19.48
  Revenue Bonds - Housing...........................          4.62
  Revenue Bonds - Industrial Development Bond.......          2.57
  Revenue Bonds - Other.............................         26.94
  Revenue Bonds - Pollution Control Facilities......          1.12
  Revenue Bonds - Transportation....................          7.58
  Revenue Bonds - Water & Sewer.....................          6.55
                                                             -----
                    TOTAL TAX-EXEMPT LONG-TERM BONDS         97.07%
                                                             =====


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock California Tax-Free Income Fund (the "Fund") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and California personal income taxes as is consistent with preservation of capital.

     The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights regarding such distribution plan.

     On June 25, 1996 the Trustees voted to change the fiscal period end from December 31 to August 31. This change is effective August 31, 1996.

     Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $7,860,974 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows:
December 31, 2001 -- $44,815, December 31, 2002 -- $267,864, December 31, 2003
-- $5,169,717 and December 31, 2004 -- $2,378,578. The unused capital loss caryforward of $44,815 expiring in 2001 was transferred from the John Hancock Series Fund --California Portfolio as of September 15, 1995. Effective August 31, 1996, the tax year of the Fund changed from December 31 to August 31.

DISTRIBUTIONS, DIVIDENDS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from those estimates.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

     For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

     At August 31, 1996, open positions in financial futures contracts were as follows:

                                                             UNREALIZED
EXPIRATION        OPEN CONTRACTS         POSITION    APPRECIATION/(DEPRECIATION)
----------        --------------         --------    ---------------------------
SEP 1996       20 U.S Treasury Bonds      SHORT              ($ 71,875)
DEC 1996      335 U.S Treasury Bonds      SHORT                571,719
                                                              --------
                                                              $499,844
                                                              ========

     At August 31, 1996, the Fund has deposited in a segregated account $5,115,000 par value of City of Davis Redevelopment Agency, 7.00%, 9/01/24, to cover margin requirements on open financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

     The Fund may use option contracts to manage its exposure to fluctuation in the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

     The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

     Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

     At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

     There were no written option transactions for the period ended August 31, 1996.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent at an annual rate of 0.55% of the Fund's average daily net asset value.

     In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

     The Adviser has agreed to limit the Fund operating expenses to 0.75% and 1.50% of the average net assets attributable to Class A and Class B, respectively. Accordingly, the reduction in the Adviser's fee amounted to $221,455 for the period ended August 31, 1996.

     The Fund has an agreement with its custodian bank under which $51,765 of custodian fees have been reduced by balance credits applied during the period ended August 31, 1996. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

     The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $407,599. Out of this amount, $684 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $343,614 was paid as sales commissions to unrelated broker-dealers and $63,301 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

     Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended August 31, 1996, contingent deferred sales charges paid to JH Funds amounted to $135,738.

     In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.15% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. JH Funds has temporarily agreed to limit the distribution and service fees pursuant to the Class B plan to 0.90% of the average daily net assets. Up to a maximum of 0.15% for Class A and 0.25% for Class B of these payments may be service fees as defined by the amended Rules of Fair

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                          NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - California Tax-Free Income Fund

Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

     The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays Investor Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

     On September 10, 1996, the Board of Trustees approved retroactively to January 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of each Fund.

     Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodson are directors and/or officers of the Adviser and/or its affiliates, as well as a Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,505.

     The Fund has an independent advisory board composed of certain retired Directors who provide advice to the current Board of Directors in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended August 31, 1996, aggregated $113,405,711 and $129,692,943, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended August 31, 1996.

     The cost of investments owned at August 31, 1996 for federal income tax purposes was $354,028,163. Gross unrealized appreciation and depreciation of investments aggregated $12,767,953 and $3,453,641, respectively, resulting in net unrealized appreciation of $9,314,312.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 1996, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss of $79,833, a decrease in undistributed net investment income of $29,177 and an increase in capital paid-in of $109,010. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

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              John Hancock Funds - California Tax-Free Income Fund

REPORTS OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Trustees and Shareholders of
John Hancock California Tax-Free Income Fund

We have audited the accompanying statement of assets and liabilities of John Hancock California Tax-Free Income Fund (the "Fund"), including the schedule of investments, as of August 31, 1996, and the related statements of operations for the period from January 1, 1996 to August 31, 1996 and for the year ended December 31, 1995, the statements of changes in net assets for the period from January 1, 1996 to August 31, 1996 and for each of the two periods in the period ended December 31, 1995 and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers or other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock California Tax-Free Income Fund at August 31, 1996, the results of its operations for the period from January 1, 1996 to August 31, 1996 and for the year ended December 31, 1995, the changes in its net assets for the period from January 1, 1996 to August 31, 1996 and for each of the two periods in the period ended December 31, 1995 and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                       /s/ Ernst & Young LLP
Boston, Massachusetts
October 9, 1996

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended August 31, 1996.

     Income dividends are 99.2% tax-exempt. Approximately 3% of the 1996 income dividends are subject to the alternative minimum tax. None of the income was derived from U.S. Treasury obligations, or qualify for the corporate dividends received deductions. Shareholders will be mailed a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share.

     For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

================================================================================
                             Additional Information

              John Hancock Funds - California Tax-Free Income Fund

SHAREHOLDER MEETING

On June 26, 1996, a special meeting of John Hancock California Tax-Free Income Fund (the "Fund") was held.

     Shareholders approved an Amended and Restated Declaration of Trust for the Fund. The shareholder votes were 19,328,734 FOR, 699,854 AGAINST and 1,511,799 ABSTAINING.

     The shareholders elected the following trustees with the votes tabulated as indicated:

NAME OF TRUSTEE                                         FOR          WITHHELD
---------------                                         ---          --------
Edward J. Boudreau, Jr.............................  23,435,671      519,909
James F. Carlin....................................  23,441,321      514,259
William H. Cunningham..............................  23,436,570      519,010
Charles F. Fretz...................................  23,432,765      522,815
Harold R. Hiser, Jr................................  23,441,461      514,119
Anne C. Hodsdon....................................  23,440,307      515,273
Charles L. Ladner..................................  23,422,276      533,304
Leo E. Linbeck, Jr.................................  23,423,707      531,873
Patricia P. McCarter...............................  23,420,371      535,209
Steven R. Pruchansky...............................  23,427,899      527,681
Richard S. Scipione................................  23,428,458      527,122
Norman H. Smith....................................  23,426,873      528,707
John P. Toolan.....................................  23,416,691      538,890

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                                      NOTES

              John Hancock Funds - California Tax-Free Income Fund



                                       27
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